UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The PNC Financial Services Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for

The PNC Financial Services Group, Inc. Annual Meeting of Shareholders to be Held on April 26, 2011

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/PNC to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side by April 15, 2011 to facilitate timely delivery.

Notice of Annual Meeting of Shareholders

The PNC Financial Services Group, Inc. Annual Meeting of Shareholders will be held on Tuesday, April 26, 2011 11:00 a.m. Eastern Time, PNC Place, 800 17th Street NW, Washington, D.C. 20006

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR all nominees, FOR Proposals 2 – 4 and every 1 YR for Proposal 5:

1.	Election of Directors:

01 – Richard O. Berndt

02 – Charles E. Bunch

03 – Paul W. Chellgren

04 – Kay Coles James

05 – Richard B. Kelson

06 – Bruce C. Lindsay

07 – Anthony A. Massaro

08 – Jane G. Pepper

09 – James E. Rohr

10 – Donald J. Shepard

11 – Lorene K. Steffes

12 – Dennis F. Strigl

13 – Thomas J. Usher

14 – George H. Walls, Jr.

15 – Helge H. Wehmeier

2.	Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2011.

3.	Approval of 2006 Incentive Award Plan terms.

4.	Approval of an advisory vote on executive compensation.

5.	Recommendation for the frequency of future advisory votes on executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials (including the Proxy Statement and Notice of Annual Meeting and the 2010 Annual Report) to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to attend the meeting – PNC Place is located at the corner of 17th and H Streets at 800 17th Street NW, Washington, D.C. 20006, one block from Lafayette Square Park. Directions to PNC Place are available at www.pnc.com/annualmeeting.

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.envisionreports.com/PNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials PNC” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2011.

        01ACQD

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[PNC logo]

THE PNC FINANCIAL SERVICES GROUP, INC.

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Control Number:

To:

As a participant in The PNC Financial Services Group, Inc. Incentive Savings Plan (ISP), you have the right to provide the Plan Trustee with voting instructions for the shares of PNC common stock held in your account.

Included in this communication are instructions for using one of two voting methods along with links to PNC’s 2010 Annual Report and 2011 Proxy Statement and Notice of Annual Meeting. Please carefully review the annual meeting materials before providing voting instructions. These materials contain important information about PNC and the matters expected to come before the meeting for a vote.

To view the 2010 Annual Report and 2011 Proxy Statement and Notice of Annual Meeting, please visit –www.envisionreports.com/PNC

To cast your vote electronically – Visit www.envisionreports.com/PNC and follow the on-screen instructions. You will need the Control Number provided above to access the voting site.

To vote via a paper Voting Instruction Card – You can provide your voting instructions to the Plan Trustee using a paper Voting Instruction Card which you can request. In order that you may receive and then submit your Voting Instruction Card in a timely manner, your request for materials must be received no later than April 12, 2011. To receive a Voting Instruction Card or to request a paper copy of the 2010 Annual Report and 2011 Proxy Statement and Notice of Annual Meeting, please contact Computershare using one of the methods below:

Internet – Go to www.envisionreports.com/PNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper copy of the current meeting materials.

Telephone – Call (866) 641-4276 using a touchtone phone and follow the instructions to log in and order a paper copy of the materials.

Your vote MUST BE received by 11:59 p.m. on April 21, 2011 to insure that the Plan Trustee has adequate time to tabulate and vote your Plan shares in accordance with your election.

Notice of 2011 Annual Meeting of Shareholders

PNC’s Annual Meeting of Shareholders will be held on Tuesday, April 26, 2011 at PNC Place, 12th Floor, 800 17th Street NW, Washington, D.C. beginning at 11:00 a.m., Eastern time.

Thank you for viewing The PNC Financial Services Group, Inc. Annual Meeting materials and for submitting your very important vote.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

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[PNC logo]

THE PNC FINANCIAL SERVICES GROUP, INC.

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

Control Number:

To:

We are pleased to deliver the PNC 2011 Proxy Statement and Notice of Annual Meeting and the 2010 Annual Report via email and provide you with the opportunity to vote online. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are available through the links below, and you can now vote your shares for the 2011 Annual Meeting of Shareholders.

To view the proxy statement, visit: www.envisionreports.com/PNC

To view the annual report, visit: www.envisionreports.com/PNC

To cast your vote, visit: www.envisionreports.com/PNC and then follow the voting instructions. You will need the control number provided above. You only need to vote once.

Notice of 2011 Annual Meeting of Shareholders

PNC’s Annual Meeting of Shareholders will be held on Tuesday, April 26, 2011 at PNC Place, 12th Floor, 800 17th Street NW, Washington, D.C. 20006 beginning at 11:00 a.m., Eastern Time.

Other Information

If you would like to receive a paper copy of the proxy materials in the mail at no cost to you, please place a request with PNC’s transfer agent, Computershare Trust Company, N.A. using one of the following methods:

Internet – Go to www.envisionreports.com/PNC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper copy of the current meeting materials.

Telephone – Call (866) 641-4276 using a touch tone phone and follow the instructions to log in and order a paper copy of the materials.

Email – Send an email to investorvote@computershare.com with “Proxy Materials PNC” in the subject line. Include in your message your full name and address, plus the 15-digit control number indicated at the top of this message, and state in the email that you want a paper copy of current meeting materials.

If you have any questions about submitting your vote or viewing the online versions of the proxy statement and annual report, you can also call Computershare’s PNC Shareholder Services line at (800) 982-7652.

REMEMBER, YOUR VOTE IS IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre by simply clicking on “eDelivery Options” and updating their accounts.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.